Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Noble Vici Group, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eldee Wai Chong Tang, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2020	By:	/s/ Eldee Wai Chong Tang
	Name:	Eldee Wai Chong Tang
	Title:	Chief Executive Officer and Chief Financial Officer (Principal Executive Officer)